Exhibit 99.1

New Year’s Message from CEO Ryan Napierski

Dear Nu Skin Team:

What a year 2021 was! In many respects, the past two years have been some of the most challenging of our collective lifetimes. The lingering global pandemic and associated fatigue continue to disrupt everyone’s lives in various ways, including how we engage, connect, and relate with each other and the world around us.

Yet during this time of significant disruption, I find myself at the start of a new year reflecting on the “newness” that permeates nearly every facet of our lives. The way we have learned to connect with one another virtually to strengthen bonds despite the distance; the economic growth that has emerged despite global supply chain constraints and inflationary pressures; and ultimately, our human capacity to hold on when there is nothing but the will to do so — all of this inspires me in this new year to do more, become more and contribute more.

While the past 37 years for Nu Skin have been historic, I see an even brighter future as we lean into the rapidly evolving, digital-first, socially enabled future. Technology is enabling us to live in a more integrated and personalized manner — from the ways we shop and receive goods, to the ways we communicate and consume content. Through connectivity, our lives have become digitally integrated with more personalized experiences via our phones, home devices, cars and more. McKinsey estimates that the Internet of Things (IoT) will impact virtually all aspects of our lives, creating as much as $12.6 trillion in global economic value.1 Further, with the “great resignation,” we are seeing how technology is dramatically changing the way people work as they seek greater balance, flexibility and fulfillment in their lives. I think it’s fair to say we will see more change in this next decade than we have experienced in the past several decades combined.

With all this change comes a heightened degree of uneasiness and anxiety for individuals, organizations and companies who may be unclear or uncertain about their place in the rapidly evolving world. This uncertainty is not new. My grandfather often reminded me of the adage that “the only thing that is certain in this world is change.” How right he was, and how exciting this future is! With change comes new ideas, a fresh outlook and optimism. And with Nu Skin, there is ever-expanding opportunity for those who desire a better life for themselves and their families.

As we embark on a new year together, there is much to accomplish as we chart a renewed course to achieve our mission of being a global force for good by empowering people to improve lives. I have always believed that we have what the world needs. No matter one’s upbringing or origin, everyone wants to look, feel and live better. To achieve this mission, we have defined a Nu Vision 2025— to become the world’s leading integrated beauty and wellness company, powered by our dynamic affiliate opportunity platform.

We expect to see this vision come to life as we execute our strategy in 2022 and beyond as follows:

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You will begin to experience an entirely new approach to beauty and wellness through EmpowerME, our strategy for personalized beauty and wellness. We will expand our Euromonitor-acclaimed #1 beauty device systems brand[2] as we introduce “connected beauty and body” with new IoT devices. Our leadership position in beauty device systems gives us unique nurture opportunities with customers and positions us to disrupt the combined $1.2 trillion beauty and wellness industry.[3]

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You will see Nu Skin continue to leverage our unique person-to-person marketing model as we supercharge it with the power, scale and reach of social media to grow brand awareness and engagement through our authentic global affiliate channel. We will continue to enhance our business model to enable greater flexibility and fulfillment for our brand affiliates around the world. Nu Skin will capitalize on the rapidly growing global social commerce movement that is expected to grow from $585 billion in 2021 to $3.4 trillion by 2028.[4]

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We will create more enjoyable customer experiences as we accelerate our investments in our digital-first ecosystem. We will meet today’s consumer expectations while also expanding our digital ecosystem to include new experiences, such as Nu Skin Vera and Nu Skin Stela. Our Vera app will provide customers with greater insights into their personal beauty and wellness journey. And our Stela app will better enable our affiliates to attract, connect and nurture their customers and affiliate teams. We will also leverage our investments in manufacturing, as well as digital services, to further differentiate Nu Skin as the world’s leading integrated beauty and wellness company, powered by our dynamic affiliate opportunity platform.

In my nearly 27 years at Nu Skin, I’ve never been more confident in our future as we chart our Nu Vision 2025 course to lead the beauty and wellness industry forward into a connected and personalized future. While there may be bumps in the road as we continue to transform our business, the outcome will be a more authentic, accessible and attainable future. We have what the world needs, and together with our ever-expanding army of brand ambassadors in approximately 50 markets around the globe, we are uniquely positioned to scale our mission and take our vision to the world.

Thank you for partnering with us on this exciting journey ahead. Here’s to 2022 and beyond!

Ryan Napierski

President & CEO, Nu Skin Enterprises

1 McKinsey & Company, “IoT Value set to accelerate through 2030: Where and how to capture it,” November 2021

2 Source Euromonitor International Limited; Retail Value RSP terms; all channels; 2017 to 2020. Beauty Systems are at-home Skin Care Beauty Devices that are exclusively paired or recommended to be used with a topical consumable of the same brand. Claim verification based on Euromonitor custom research and methodology conducted January-March of 2021. Sales of at-home skin care beauty devices includes sales of electric facial cleansers as defined in Passport database. This category does not include hair care/removal appliances, body shavers, and oral care appliances.

3 Euromonitor International, Beauty and Personal Care Global Market Size, 2020; Euromonitor International, Health and Wellness Global Market Size, 2021.

4 Grandview Research, “Social Commerce Market Size, Share & Trends Analysis Report By Business Model (B2C, B2B, C2C), By Product Type (Personal & Beauty Care, Apparel, Accessories), By Region, And Segment Forecasts, 2021 – 2028,” August 2021

IMPORTANT INFORMATION REGARDING FORWARD-LOOKING STATEMENTS: This letter contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent the company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the company’s performance, growth, future, vision, customers and sales force, products and product introductions, strategies, digital and other initiatives, features of our business model and compensation plan, and investments; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as “expect,” “become,” “continue,” “opportunity,” “enable,” “will,” “would,” “could,” “may,” “might,” the negative of these words and other similar words. We caution and advise readers that these forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, factors related to the ongoing COVID-19 pandemic; legal and regulatory matters; negative publicity; the risk that we may not be able to develop and bring to market the products and initiatives that we are planning, or that such products and initiatives could fail to generate interest among our sales force and customers; unpredictable economic conditions; and competitive pressures in our markets. Our performance and the forward-looking statements contained herein are further qualified by a detailed discussion of the risks set forth in the documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 11, 2021 and subsequent reports. The forward-looking statements set forth the company’s beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained herein to reflect any change except as required by law.